UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023 (April 5, 2023)

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energy 11, L.P. is filing this report in accordance with Items 1.01, 1.02, 5.02 and 9.01 of Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement

On April 5, 2023, Energy 11, L.P., a Delaware limited partnership (the “Partnership”), entered into a Purchase Agreement (the “Agreement”) with CFK Energy, LLC (“CFK”), Pope Energy Investors, LP (“Pope”), Glade M. Knight (“Knight”), David S. McKenney (“McKenney”), Regional Energy Incentives, LP (“Regional”), Energy 11 GP, LLC (“E11GP”), Energy Resources 12, L.P. (“ER12”), Energy Resources 12 GP, LLC (“ER12GP”), Regional Energy Investors, LP (the “Administrator”), Energy 11 Operating Company, LLC (“E11OC”), Energy Resources 12 Operating Company, LLC (“ER12OC”), PECM, LLC (“PECM”), GKOG, LLC (“GKOG”), DMOG, LLC (“DMOG”), Michael J. Mallick (“Mallick”) and Anthony F. Keating, III (“Keating”).

CFK and Pope, which are owned by Messrs. Keating and Mallick and their families, respectively, each owned a 25% interest in E11GP, which serves as the sole general partner of the Partnership. The remaining interests in E11GP are owned by GKOG and DMOG, which are owned by Messrs. Knight and McKenney and their families, respectively. Pursuant to the Agreement, CFK and Pope sold their interests in E11GP to an affiliate of Knight and withdrew as members of E11GP.

Knight also acquired from Mallick and Keating the 5,000 common units of the Partnership owned by each of them, and Mallick and Keating withdrew as limited partners of the Partnership.

Regional owned 44,375 Class B Units in the Partnership. Knight’s affiliate acquired 39,937.50 of such Class B Units and the other 4,437.50 Class B Units owned by Regional were distributed to PECM, an entity owned by McKenney.

Administrator, the Partnership, E11OC, ER12 and ER12OC are parties to an Administrative Services Agreement dated effective January 1, 2021 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Administrator had been providing certain administrative services to the Partnership, E11OC, ER12 and ER12OC. Pursuant to the Agreement, the Administrative Services Agreement was terminated effective immediately, subject to a 60-day transition period to transition the services being provided by Administrator to Partnership management. Administrator is owned by entities that are controlled by Messrs. Keating and Mallick.

Pursuant to the Agreement, each of Messrs. Keating and Mallick resigned their positions as director and as Co-Chief Operating Officer of E11GP. Additionally, Clifford J. Merritt resigned as President of E11GP. They resigned their positions in order to pursue other interests. Following these resignations, Mr. Knight remains as a director and Chief Executive Officer of E11GP, and Mr. McKenney remains as a director and Chief Financial Officer of E11GP.

The Agreement contains releases among the parties and rights to indemnification.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference herein.

Item 1.02  Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

EXHIBIT NUMBER	Description Of Exhibit

10.1*

Purchase Agreement dated April 5, 2023, by and among Energy 11, L.P., CFK Energy, LLC, Pope Energy Investors, LP, Glade M. Knight, David S. McKenney, Regional Energy Incentives, LP, Energy 11 GP, LLC, Energy Resources 12, L.P., Energy Resources 12 GP, LLC, Regional Energy Investors, LP, Energy 11 Operating Company, LLC, Energy Resources 12 Operating Company, LLC, PECM, LLC, GKOG, LLC, DMOG, LLC, Michael J. Mallick and Anthony F. Keating, III

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain information has been omitted as private or confidential information that is not material pursuant to Item 601(b)(10)(iv) of Regulation S-K. We hereby undertake to furnish an unredacted copy upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 10, 2023

ENERGY 11, L.P.

		By:	/s/ David S. McKenney
David S. McKenney
Chief Financial Officer of Energy 11 GP, LLC